22. Collateral for crude oil exploration concession agreements	6 Months Ended
Jun. 30, 2020
Collateral For Crude Oil Exploration Concession Agreements
Collateral for crude oil exploration concession agreements
22.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to ANP in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,296 of which US$ 1,213 were still in force as of June 30, 2020, net of commitments undertaken. The collateral comprises crude oil from previously identified producing fields, pledged as collateral, amounting to US$ 1,192 and bank guarantees of US$ 21.